Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of MathStar, Inc. (the “Company”) for the quarter ended June 30, 2006, as filed with the Securities and Exchange Commission on August 14, 2006 (the “Quarterly Report”), I, James W. Cruckshank, Vice President of Administration and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.                The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 11, 2006	By	/s/ James W. Cruckshank
James W. Cruckshank
Vice President of Administration and Chief Financial Officer